EXHIBIT 99.1


          IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE

                     IN AND FOR NEW CASTLE COUNTY



     JOSEPH H. WEISS,

                                  Plaintiff,   Civil Action No.
                                                    13707
                    -against-

     THOMAS H. LEE, MICHAEL BOZIC, SUSAN E.
     ENGEL, MICHAEL S. GROSS, RICHARD B.
     LOYND, NORMAN S. MATTHEWS, JAMES L.
     MOODY, JR. and JOHN G. REEN,

                                 Defendants,

                      -and-

     HILLS STORES COMPANY,

                          Nominal Defendant.




               STIPULATION AND AGREEMENT OF COMPROMISE,
                        SETTLEMENT AND RELEASE

               The parties to the above-captioned civil action

     (the "Action"), by and through their respective attorneys,

     have entered into the following Stipulation and Agreement of

     Compromise, Settlement and Release (the "Stipulation" or

     "Settlement") subject to the approval of the Court:

               WHEREAS:

               A.  Plaintiff commenced the Action by filing a

     Complaint on August 24, 1994, and an Amended Complaint on

     September 9, 1994. The Action was brought both derivatively on behalf of nominal defendant Hills Stores Company ("Hills"

     or "the Company") and as an individual and class action on behalf of all holders of capital stock of the Company

     (except the defendants in the Action) (the "Stockholders").

     Named as defendants are the Company and the directors of the

     Company.  The Amended Complaint challenges the adoption of a stockholder rights plan and of revised employment agreements by the Board of Directors of nominal defendant Hills (the

     "Board") that were alleged to be inimical to the

     stockholders' interest in maximizing value.

               B.  On August 16, 1994, Dickstein Partners, Inc.

     filed proxy solicitation materials with the Securities and

     Exchange Commission ("SEC") to allow it to solicit written consents (the "Consent Solicitation") of the Company's

     stockholders to remove and replace four of the Company's

     eight directors--defendants Engel, Loynd, Moody and Reen--

     with its own nominees.  As stated in the Consent

     Solicitation materials:

          "The principal objective of the Consent Solicitation is to elect directors who will place a greater emphasis on the enhancement of shareholder value, such as by means of a major stock repurchase program. Dickstein Partners believes such a stock repurchase program can be undertaken in a manner which will not undermine the Company's financial or operating health."

               C.  In its Schedule 13-D filings with the SEC,

     Dickstein Partners, Inc. and affiliates (collectively,

     "Dickstein") disclosed that they had acquired 12.6% of the

     Company's outstanding common stock and that they

     contemplated acquiring additional shares.  On August 16,

     1994, the Company adopted a stockholder rights plan

     ("Stockholder Rights Plan").

               D.  On August 19, 1994, the Company entered into

     new employment or consulting agreements with defendants

     Bozic, Matthews and Reen, and with Andrew J. Samutto, E.

     Jackson Smailes, Robert J. Stevenish and William K. Friend

     (the "Employment Agreements").

               E.  The Employment Agreements extended the term of

     each of the seven executives' employment to March 1997 and also provided, inter alia, that in the event of a Change in

     Control (as defined below) without the prior approval of the

     Company's Board of Directors, the executive could terminate his employment and receive a lump sum payment equal to

     (i) all earned but unpaid salary and a prorated bonus to the time of termination, (ii) three times the executive's annual base salary in effect at the time of termination and

     (iii) three times any bonus compensation such executive was entitled to earn during the year of termination.  Each

     executive's base salary was subject to annual increases.

     Under the Employment Agreements, a Change in Control is

     deemed to have occurred if any person or group (i) becomes the beneficial owner of more than 50% of the Company's voting stock or (ii) elects more than 30% of the members of the Board of Directors, rounded down to the nearest whole

     number.

               F.  The Amended Complaint alleges that the

     Employment Agreements were "extravagant golden parachutes"

     and that the definition of Change in Control was a "hair

     trigger" in that the election of more than 30% of the Board sufficed to trigger the termination payments.  The

     Employment Agreements and the Stockholder Rights Plan are

     alleged to have been adopted in an effort to "entrench" the individual defendants and "deter" Dickstein's efforts to

     maximize shareholder value.

               G.  On September 9, plaintiff served upon

     defendants a comprehensive set of document requests.  On

     September 12, the Court scheduled an October 4 hearing on

     plaintiff's motion for a preliminary injunction seeking,

     inter alia, to rescind and render void the Change in Control provisions of the Employment Agreements.  Pursuant to

     Plaintiff's document requests and agreement reached by the parties, defendants produced documents to plaintiff's

     counsel.

               H.  Following document production and review, the

     parties conducted arms' length negotiations with a view to settling the controversy. Counsel for the parties agreed to the principal terms of the Settlement of the Action on

     September 20, 1994, and set forth the terms of that

     agreement in a Memorandum of Understanding executed by

     counsel for the parties on September 30, 1994 (the "MOU").

               I.  Plaintiff acknowledges that defendants

     specifically deny all material allegations of the Amended

     Complaint, deny that they have violated any law or

     regulation, deny that they have committed any wrongdoing,

     and deny all liability to Hills, plaintiff and the members of the Class (as defined below).  All defendants believe

     that there are valid and meritorious defenses as a matter of fact and law to the claims asserted in the Complaint and the

     Amended Complaint, but have agreed to take certain actions to settle the Action because they consider it desirable that the Action be settled and dismissed in order to avoid the

     substantial expense, inconvenience and distraction of

     continued litigation, and because the Settlement would put plaintiff's class and derivative claims to rest.

               J.  Plaintiff has engaged in significant

     discovery, including receipt and review of documents

     obtained from the defendants pursuant to plaintiff's

     document request and agreement with defendants' counsel and by deposition upon oral examination of one management director, one outside director who is a member of the Human

     Resources and Compensation Committee of the Board and a

     representative of Smith Barney Inc. ("Smith Barney"),

     financial advisor to the Company.  In addition, plaintiff's counsel has investigated and analyzed the public documents concerning the matters alleged in the Complaint and retained a financial expert to whom they provided the material

     obtained from discovery and the results of counsel's

     investigation.  Plaintiff's counsel has consulted with and received reports from their financial expert as to the

     matters alleged in the Amended Complaint.  Plaintiff's

     financial expert also interviewed a representative of Smith

     Barney, and verified Smith Barney's financial analysis

     concerning the stock repurchase program described below.

               K.  Defendants acknowledge that the pendency of

     the Action and negotiations with plaintiff's counsel were

     material factors in their decision to modify the Employment

     Agreements, as described below, and to embark on a major

     stock repurchase program on the terms and conditions

     described below.

               L.  As described herein, plaintiff and defendants

     have agreed to submit to the Court in connection with the

     Settlement a proposed order providing, inter alia, for

     certification of a temporary settlement class (the "Class") pursuant to Court of Chancery Rules 23(b)(1) and (b)(2)

     consisting of all holders of the common stock and/or the

     Series A convertible preferred stock (collectively, "Capital

     Stock") of Hills on or after August 16, 1994, down to the

     date of the entry of the scheduling order as provided for in paragraph 1 herein, inclusive.  Excluded from the Class are the Company, the individual defendants, members of their

     immediate families and their legal representatives, heirs,

     successors, or assigns.  Pursuant to approval of the

     Settlement by the Court as contemplated herein, the Class

     will be formally certified.

               M.  Based upon, among other things, their review

     of documents, SEC filings and other relevant publicly

     available materials, the record in this Action, discussions with plaintiff's financial expert and with representatives of defendants, and an assessment of the likelihood of

     success and the significant risks and delay inherent in

     further litigation of the issues, plaintiff's counsel have concluded that a settlement on the terms and conditions set forth herein is fair, reasonable and adequate and in the

     best interests of the Company, the named plaintiff and all members of the Class.

               NOW, THEREFORE, IT IS STIPULATED AND AGREED,

     subject to the approval of this Court, and pursuant to Court of Chancery Rules 23 and 23.1, as follows:

               1.  As soon as practicable, the parties shall

     apply jointly for a scheduling order establishing the

     procedure for the approval of this Settlement substantially in the form attached hereto as Exhibit A (the "Scheduling

     Order") and the Company shall send to the Class, which

     includes all holders of record of Hills Capital Stock as of the date of entry of the Scheduling Order, notice of the

     Settlement and of the hearing on the approval of the

     Settlement (the "Settlement Hearing") substantially in the form attached hereto as Exhibit B (the "Notice").  The

     Company shall undertake the distribution of the Notice in

     accordance with the Scheduling Order, and shall bear the

     expense related thereto.  Prior to or at the Settlement

     Hearing, counsel for the Company shall file with the Court of Chancery an affidavit attesting to the distribution of

     the Notice.

               2.  For purposes of settlement only, defendants

     agree that the Action shall be maintained as a derivative

     action on behalf of Hills pursuant to Court of Chancery

     Rule 23.1 and, pending the Settlement Hearing, the Action

     shall be maintained temporarily as a class action pursuant to

     Rules 23(a), 23(b)(1) and 23(b)(2) of the Court of Chancery

     on behalf of the Class.  In the event final Court approval is not obtained, defendants may, within 30 days of an order

     disapproving the Settlement, move to vacate the temporary

     class certification, which motion plaintiff will not oppose.

               3.  If the Settlement (including any modification

     thereto made with the consent of the parties as provided for herein) shall be approved by the Court as fair, reasonable and adequate and in the best interests of the Company, its

     Stockholders and the Class, the parties shall jointly request the Court to enter an Order and Final Judgment substantially in the form attached hereto as Exhibit C (the "Judgment"):

               (a)  certifying the Class pursuant to Court of

          Chancery Rules 23(a), 23(b)(1) and 23(b)(2);

               (b)  approving the Settlement, and all transactions

          preparatory or incident thereto, as fair, reasonable and

          adequate and in the best interests of the Company, the

          Company's Stockholders, and the Class;

               (c)  authorizing and directing performance of the

          Settlement in accordance with its terms and conditions;

               (d)  dismissing the Action with prejudice on the

          merits, as against plaintiff, the Class, Hills, and all

          Stockholders of Hills, both directly and derivatively,

          without costs except as hereinafter provided, and

          releasing the defendants in the Action, and the

          respective present or former officers, directors,

          stockholders, employees, agents, attorneys,

          representatives, advisors, financial advisors,

          investments bankers, commercial bankers, lenders,

          accountants, insurers, trustees, affiliates, parents,

          subsidiaries (including the directors and officers of

          such affiliates, parents and subsidiaries), general and

          limited partners and partnerships, heirs, executors,

          personal representatives, estates, administrators,

          predecessors, successors and assigns of defendants or of

          any affiliate parent or subsidiary of any defendant

          (collectively, "Defendants' Affiliates"), from all

          claims, rights, causes of action, suits, demands,

          matters and issues, known or unknown (except claims

          arising from any breach of the terms of this

          Stipulation), that arise now or hereafter out of, or

          relate to, directly or indirectly, or that are, were,

          or could have been asserted in connection with, the subject matter of the Action including, without limitation, claims

                   (i) relating to or arising out of the Stock
               Repurchase Program (as defined below), the Stockholder Rights Plan, the Employment Agreements, including any modifications thereto as provided for in this Stipulation, or any of the transactions or events described in the Complaint or the Amended Complaint in the Action; or

                  (ii) relating to the fiduciary or disclosure
               obligations of any of the defendants (or persons to be released), or any public statements, announcements or other activities with respect to any of the foregoing,

          that have been brought or could be brought by plaintiff,

          Hills, the shareholders of Hills, or any member of the

          Class, or the Class members' respective heirs,

          executors, administrators, successors, assigns or

          transferees, regardless of whether brought directly,

          individually, derivatively, representatively or in any

          other capacity against any of the defendants and

          Defendants' Affiliates (collectively, the "Settled

          Claims");

               (e) retaining jurisdiction over all matters

          relating to the effectuation of the Settlement and over

          plaintiff and the members of the Class in connection

          therewith; and

               (f)  awarding attorneys' fees and expenses to

          plaintiff's counsel as provided in paragraph 7 herein.

               4.  Within ten (10) business days after Court

     approval of this Settlement becomes final and non-reviewable,

     the Company will make the following changes to the Employment

     Agreements and will obtain the necessary consents to make

     such changes:

               (a) Schedule A to each Employment Agreement will be

          amended so that the initial term of those Employment

          Agreements, currently scheduled to end on March 31,

          1997, will instead end on December 31, 1996;

               (b) Section 10(c) in each Employment Agreement will

          be revised to read substantially as follows:

               SECTION 10. (c) Change in Control (other than an Approved Change in Control). In the event of termination of this Agreement by Executive within one (1) year after a Change in Control (other than an Approved Change in Control), the Company shall pay Executive, in a lump sum payment within thirty (30) days after termination under this Section 10(c), the sum of (A) the amount described in Section 10(a) of this Agreement (other than the payments to be made in case of termination by death), and (B) the amount equal to three (3x) times Executive's Annual Compensation, and the Company shall continue during the Term all of the benefits and perquisites set forth in Section 5(c) and 5(e), notwithstanding the fact that Executive may no longer be an employee eligible to participate in one or more of the employee benefit plans maintained by the Company.

               For purposes of this Agreement, the term "Approved Change in Control" shall mean a Change of Control that has occurred with the prior approval of a majority of the Continuing Directors and the term "Continuing

          Director" shall mean any member of the Board of Directors of the Company who is not an Acquiring Person or a nominee or representative of an Acquiring Person or of any affiliate or associate of an Acquiring Person, and any successor to a Continuing Director who was recommended for election or elected to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors of the Company.

               During the term of this Agreement as specified in the amended Schedule A, for purposes of this
          Section 10(c) of this Agreement the term "Executive's Annual Compensation" shall mean (i) the sum of (A) the Executive's base salary for 1994 and (B) any bonus compensation to which Executive would have been entitled if Executive continued to be employed under this Agreement to the end of 1994 (assuming that all Company and individual performance goals and objectives had been achieved pursuant to Section 5(b)), provided that if the Executive's base salary or bonus compensation is increased after 1994 following significant changes in the Executive's responsibilities the term shall mean the sum of (A) the base salary in effect at the time of termination and (B) any bonus compensation to which Executive would have been entitled if Executive had continued to be employed under this Agreement to the end of the Company's fiscal year in which his employment terminated (assuming that all Company and Individual performance goals and objectives had been achieved pursuant to Section 5(b)). If the Agreement is extended at the end of the present term of the Agreement, "Executive's Annual Compensation" shall mean (ii) the sum of (A) the base salary in effect at the time of termination and (B) any bonus compensation to which Executive would have been entitled if Executive had continued to be employed under this Agreement to the end of the Company's fiscal year in which his employment terminated (assuming that all Company and Individual performance goals and objectives had been achieved pursuant to Section 5(b)).

               (c) the definition of "Change in Control" in the

          second paragraph of Section 9 in each Employment

          Agreement will be revised to read substantially as

          follows:

               For purposes of this Agreement, the term "Change in Control" shall mean either (i) that, after the date hereof, any person (an "Acquiring Person"), together with its affiliates and associates (as defined in Rule 12b-2 under the Securities Exchange Act of 1934, or any successor rule thereto) shall become the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act), including by merger or otherwise, of more than fifty percent (50%) of the total voting power of all classes of voting stock of the Company or (ii) that one or more Acquiring Persons has succeeded as the result of or in response to actual or threatened election contests, whether by settlement or otherwise, in having elected to the Board of Directors of the Company, whether at one time or on a cumulative basis, a sufficient number of its or their nominees to constitute
          (x) more than thirty percent (30%) of the members of the Company's Board of Directors, rounded down to the nearest whole number, if the number of directors on the Company's Board is eight or less, or (y) more than forty percent (40%) of the members of the Company's Board, rounded down to the nearest whole number, if the number of directors on the Company's Board is nine or more.

               5.  The Company will undertake or cause to be

     undertaken a tender offer to purchase up to three million

     shares of Hills Capital Stock at $25 per share in cash (the

     "Stock Repurchase Program").  The Stock Repurchase Program

     will occur as soon as practicable, subject to compliance with all applicable securities law requirements and other

     customary terms and conditions.

               6.  If any claims that are or would be subject to

     the release and dismissal contemplated by this Settlement

     are asserted against any person in any court prior to final approval of the Settlement, the plaintiff shall join in any motion to dismiss or stay such proceedings and shall

     otherwise use his best efforts to effect a withdrawal or

     dismissal of the claims.  Defendants will have the option to withdraw from this Stipulation of Settlement in the event

     that any action is commenced by or on behalf of plaintiff,

     any Stockholder of Hills, or members of the Class, asserting claims that would be settled or released by this Stipulation and is not dismissed notwithstanding this Stipulation.

               7.  Plaintiff's counsel shall apply to the Court

     for an award of attorneys' fees in an amount not to exceed

     $350,000 and expenses in an amount not to exceed $35,000

     (collectively, the "Fees and Expenses").  Defendants agree that they will not oppose such application.  Subject to the terms and conditions of this Settlement, the Company on

     behalf of all defendants will pay plaintiff's counsel such

     Fees and Expenses as may be awarded by the Court in

     accordance with the terms set forth in this paragraph.  In the event that any person other than plaintiff appeals from a decision of the Court approving the Settlement and/or

     plaintiff's fee application and the decision appealed from is ultimately affirmed, defendants shall, in addition to the

     Fees and Expenses, pay interest on the sum awarded by the

     Court and ultimately affirmed, at the Delaware statutory rate of interest, such interest to accrue from the date 30 days after the decision would have been final but for the

     appeal up to the date of payment of such Fees and Expenses.

               8.  Except for the payment by the Company of the

     Fees and Expenses as expressly provided in this Stipulation,

     defendants and Defendants' Affiliates shall not bear any

     expenses, costs, damages or fees incurred by plaintiff, by any present or former Stockholder of Hills, by members of the

     Class, or by any of their attorneys, experts, advisors,

     agents or representatives.

               9.  This Stipulation and all negotiations,

     statements and proceedings in connection therewith shall not in any event be construed, or deemed to be evidence of, an admission or concession on the part of plaintiff, defendants,

     any present or former Stockholder of the Company, the Class,

     or any other person of any liability or wrongdoing by them,

     or any of them, and shall not be offered or received in

     evidence in any action or proceeding, or be used in any way as an admission, concession or evidence of any liability or wrongdoing of any nature, and shall not be construed as, or deemed to be evidence of, an admission or concession that

     plaintiff, the Class, Hills, any present or former

     Stockholder of the Company, or any other person, has suffered any damage.

               10.  The parties may agree to reasonable extensions

     of time to carry out any of the provisions of this

     Stipulation.

              11.  This Stipulation constitutes the entire

     agreement among the parties with respect to the subject

     matter hereof, and in particular supersedes the MOU, and may only be amended or any of its provisions waived by a writing executed by all parties hereto.

               12.  This Settlement shall be binding upon and

     inure to the benefit of the plaintiff and each and every

     member of the Class upon class certification, and their

     respective heirs, executors, administrators, successors,

     assigns, and transferees; and upon defendants, and each of them, and their respective agents, servants, attorneys,

     financial advisors, present and former employees, officers and directors, parents, subsidiaries, affiliates, heirs,

     executors, representatives, successors and assigns.

               13.  Any failure by any party to insist upon the

     strict performance by any other party of any of the

     provisions of this Stipulation shall not be deemed a waiver of any of the provisions hereof, and such party,

     notwithstanding such failure, shall have the right

     thereafter to insist upon the strict performance of any and all of the provisions of this Stipulation to be performed by such other party.

               14.  This Stipulation may be executed in two or

     more counterparts, all of which shall be considered one and the same agreement, and shall become effective when such

     counterparts have been signed by each of the parties and

     delivered to the other parties.

               15.  This Stipulation shall be construed and

     enforced in accordance with the laws of the State of

     Delaware, without regard to the conflict of law provisions thereof.

               16.  The parties agree to cooperate fully with one

     another in seeking Court approval of this Settlement and in carrying out each of the other undertakings provided for

     herein.

               IN WITNESS WHEREOF, the parties, by their counsel,

     have executed this Settlement, intending to be legally bound hereby.

     December 16, 1994


                                   ROSENTHAL, MONHAIT, GROSS &
                                   GODDESS, P.A.


                                        /s/ Joseph A. Rosenthal
                                   ----------------------------
                                          Joseph Rosenthal
                                   First Federal Plaza
                                      P.O. Box 1070
                                         Wilmington, DE 19899

                                   GOODKIND LABATON RUDOFF &
                                   SUCHAROW


                                         /s/ Edward Labaton
                                   ----------------------------
                                           Edward Labaton
                                   100 Park Avenue
                                      New York, NY 10017

                                   Attorneys for All Plaintiffs
                                   And Proposed Class


                                   CRAVATH, SWAINE & MOORE


                                        /s/ Robert S. Rifkind
                                   -----------------------------
                                         Robert S. Rifkind
                                   Worldwide Plaza
                                      825 Eighth Avenue
                                         New York, NY 10019
                                            (212) 474-1000

                                   MORRIS, NICHOLS, ARSHT &
                                   TUNNELL


                                         /s/ Martin P. Tully
                                   -----------------------------
                                          Martin P. Tully
                                   1201 North Market Street
                                      Wilmington DE, 19801

                                   Attorneys for Defendants
                                   Thomas H. Lee, Michael Bozic,
                                   Susan E. Engel, Michael S.
                                   Gross, Richard B. Loynd,
                                   Norman S. Matthews, James L.
                                   Moody, Jr. and John G. Reen

                                   POTTER ANDERSON & CORROON


                                       /s/ Michael D. Goldman
                                   -----------------------------
                                         Michael D. Goldman
                                   350 Delaware Trust Building
                                      P. O. Box 951
                                         Wilmington, DE 19899

                                   Attorneys for Nominal
                                   Defendant Hills Stores
                                   Company